FINANCIAL INVESTORS TRUST

Vulcan Value Partners Fund
Vulcan Value Partners Small Cap Fund
(each, a “Fund” and together, the “Funds”)

SUPPLEMENT DATED APRIL 21, 2021 TO THE PROSPECTUS
DATED AUGUST 31, 2020, AS SUBSEQUENTLY AMENDED

The table under the section entitled “MANAGEMENT” in the Funds’ Prospectus is hereby deleted and replaced with the following information:

Fund	TOTAL ANNUAL ADVISORY FEE (AS A PERCENTAGE OF DAILY NET ASSETS)	ANNUAL ADVISORY FEE TO INVESTMENT ADVISER (AS A PERCENTAGE OF DAILY NET ASSETS)
Vulcan Value Partners Fund	1.00%	0.88%
Vulcan Value Partners Small Cap Fund	1.15%	1.02%

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE